Investor Day 2024 Q1 2025 EARNINGS CONFERENCE CALL May 8, 2025 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ125 1

Q1 2025 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include but are not limited to: a reduction in anticipated orders; an economic downturn; geopolitical risks; evolving impacts from tariffs between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); changes in the competitive marketplace and/or customer requirements; a change in government spending; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q1 2025 Earnings Presentation ▪ Sales of $806M, up 13% overall (11% organic) – Driven by 15% growth in A&D markets and 9% growth in Commercial markets ▪ Operating Income of $134M, up 34%; 260 bps in YOY margin expansion – Exceeded expectations due to strong operational performance in Defense Electronics and timing of naval revenues ▪ Diluted EPS of $2.82, up 42% ▪ Free Cash Flow of ($55M) up 5%; Tracking to improved Full-year Outlook ▪ Record New Orders of $1.0B, up 13%; 1.26x Book-to-Bill STRONG Q1 EXECUTION DRIVES HIGHER FULL-YEAR 2025 OUTLOOK ▪ Continued strength in A&D markets driving improved outlook, Total Sales growth of 8% - 9% ▪ Operating Income growing well in excess of Sales; Targeting 18.3% - 18.5% operating margin, up 80 - 100 bps YOY ▪ Agile business model paired with ongoing operational and commercial excellence initiatives – FY2025 guidance includes the potential direct impacts from tariffs on our operations ▪ Expect to deliver mid-teens EPS growth and strong FCF generation (>105% conversion) 3 First Quarter 2025 Highlights Note: First quarter 2025 results and Full-year 2025 guidance, and comparisons to 2024, presented on an Adjusted (Non-GAAP) basis, unless noted Full-Year 2025 Guidance Increased

FIRST QUARTER 2025 FINANCIAL REVIEW

($ in millions)	Q1'25 Adjusted	Q1'24 Adjusted	Change	Key Drivers
Aerospace & Industrial	$227	$219	*4%*	▪ Higher YOY sales in Defense markets (actuation equipment) ▪ Solid growth in Commercial Aerospace (sensors and surface treatment services on OEM platforms) ▪ Flat General Industrial sales
Defense Electronics	$245	$212	*16%*	▪ Strong growth in embedded computing equipment sales in all Defense markets, supporting various domestic and international programs
Naval & Power	$333	$282	*18%*	▪ Stronger than anticipated growth in Naval Defense (higher demand and timing of submarine revenues) ▪ Power & Process reflects HSD organic growth in Commercial Nuclear plus contribution from acquisitions ▪ Timing in Aerospace Defense (lower international arresting systems equipment sales)
Total Sales	**$806**	**$713**	***13%***	**Strong sales growth driven by Defense and Commercial Nuclear markets**
Aerospace & Industrial *Margin*	$32 *13.9%*	$27 *12.5%*	15% *140 bps*	▪ Favorable absorption on higher sales growth and benefit of restructuring initiatives; Favorable FX ▪ Profitability partially offset by higher investment in R&D
Defense Electronics *Margin*	$67 *27.5%*	$48 *22.7%*	40% *480 bps*	▪ Favorable absorption on strong growth in defense revenues and benefit of operational excellence initiatives
Naval & Power *Margin*	$45 *13.5%*	$35 *12.5%*	28% *100 bps*	▪ Favorable absorption on higher revenues; PY unfavorable naval contract adjustment ▪ Partially offset by first-year margin dilution from acquisition, unfavorable mix and higher investment in R&D
Corporate and Other	($10)	($11)	7%	▪ Lower medical expenses
Total Op. Income ***CW Margin***	**$134** ***16.6%***	**$100** ***14.0%***	**34%** ***260 bps***	**Delivered solid margin expansion on better-than-expected Sales growth**

Notes: Amounts may not add due to rounding.

CURTISS-WRIGHT Q1 2025 Earnings Presentation 4

2025 END MARKET SALES GROWTH GUIDANCE (As of May 7, 2025)

Updated (in blue)

($ in Millions)	2025E Growth vs 2024 (Prior)	2025E Growth vs 2024 (Current)	2025E % Sales	Key Drivers
Aerospace Defense	6 - 8%	6 - 8%	19%	▪ Strong defense electronics growth on various C5/ISR programs (U.S. DoD and dFMS) ▪ Higher sales of arresting systems equipment
Ground Defense	3 - 5%	6 - 8%	11%	▪ Strong revenue growth in tactical communications equipment ▪ Increased demand supporting ground missile launcher programs
Naval Defense	3 - 5%	5 - 7%	26%	▪ Higher growth on submarines and increased naval aftermarket revenue ▪ Defense electronics growth on domestic & international programs; Higher aircraft handling systems
Commercial Aerospace	10 - 12%	13 - 15%	13%	▪ Higher OEM growth driven by ramp-up in production (narrowbody and widebody) ▪ Defense electronics growth tied to retrofitting flight data recorders and aftermarket spares
Total Aerospace & Defense	**5 - 7%**	**7 - 9%**	**69%**	**Increased demand across A&D markets driven by U.S. and International growth**
Power & Process	16 - 18%	16 - 18%	19%	▪ HSD organic growth in Commercial Nuclear driven by strong U.S. aftermarket demand and SMRs ▪ LSD+ organic growth in Process (Higher subsea pump development revenues) ▪ Contribution from Ultra Energy acquisition
General Industrial	Flat	Flat	12%	▪ Modest growth in industrial automation and services, offset by lower industrial vehicles
Total Commercial	**9 - 11%**	**9 - 11%**	**31%**	**Solid growth in Power & Process markets, led by Commercial Nuclear**
Total Curtiss-Wright	**7 - 8%**	**8 - 9%**	**100%**	**MSD+ organic sales growth reflects building momentum across our end markets**

Notes: Amounts may not add due to rounding. dFMS = direct Foreign Military Sales; FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.

CURTISS-WRIGHT
Q1 2025 Earnings Presentation 5

2025 FINANCIAL GUIDANCE (As of May 7, 2025)

Updated (in blue)

($ in millions)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Aerospace & Industrial	$960 - $975	$960 - $975	*3 - 5%*	▪ Strong growth in Commercial Aerospace and higher EM actuation sales in Defense markets ▪ Flat General Industrial sales
Defense Electronics	$975 - $990	$995 - $1,010	*9 - 11%*	▪ Defense market growth (U.S. DoD and dFMS) driven by increased embedded computing and tactical communications revenues ▪ Commercial Aerospace growth reflects increased sales of avionics and instrumentation
Naval & Power	$1,400 - $1,420	$1,410 - $1,430	*10 - 12%*	▪ Strong growth in Power & Process; HSD organic growth in Commercial Nuclear, solid growth in Process and Ultra Energy acquisition ▪ Solid Naval Defense growth; Higher dFMS (aircraft handling & arresting systems)
Total Sales	**$3,335 - $3,385**	**$3,365 - $3,415**	***8 - 9%***	**Benefiting from continued growth in order book and strong backlog**
Aerospace & Industrial Margin	$167 - $172 17.4% - 17.6%	$163 - $172 17.0% - 17.6%	*3 - 8%* *0 - 60 bps*	▪ Favorable absorption on strong growth in A&D revenues and restructuring savings ▪ Mitigating tariff exposure (mainly China) through pricing and operational excellence
Defense Electronics Margin	$244 - $250 25.0% - 25.2%	$261 - $267 26.3% - 26.5%	*15 - 18%* *140 - 160 bps*	▪ Favorable absorption on strong growth in A&D revenues ▪ Benefit of operational and commercial excellence initiatives; Additional restructuring savings ▪ Profitability partially offset by higher investments in R&D
Naval & Power Margin	$228 - $234 16.3% - 16.5%	$229 - $236 16.3% - 16.5%	*14 - 17%* *50 - 70 bps*	▪ Favorable absorption on higher A&D and Power & Process revenues; PY naval contract adjustment ▪ Profitability partially offset by first-year acquisition dilution and investment in development programs ▪ Effectively mitigating tariff exposure (mainly China) through pricing and operational excellence
Corporate and Other	($40) - ($42)	($40) - ($42)	*(3%) - 3%*	
Total Op. Income **CW Margin**	**$598 - $613** **17.9% - 18.1%**	**$614 - $632** **18.3% - 18.5%**	***13 - 16%*** ***80 - 100 bps***	**Operational and Commercial Excellence Initiatives Driving Accelerated Operating Margin Expansion In 2025**

Notes: Amounts may not add due to rounding. dFMS = direct Foreign Military Sales; FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.

CURTISS-WRIGHT
Q1 2025 Earnings Presentation 6

2025 FINANCIAL GUIDANCE (As of May 7, 2025)

Updated (in blue)

($ in millions, except EPS)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Total Sales	**$3,335 - $3,385**	**$3,365 - $3,415**	***8 - 9%***	**Strategically focused on delivering profitable growth**
Total Operating Income	**$598 - $613**	**$614 - $632**	***13 - 16%***	
Other Income	$33 - $34	$33 - $34		▪ Lower YOY interest income offset by higher pension income
Interest Expense	($42) - ($43)	($42) - ($43)		▪ Reduced YOY expense driven by Feb'25 repayment of $90M 3.85% Sr. Notes
Diluted EPS	**$12.10 - $12.40**	**$12.45 - $12.80**	***14 - 17%***	**Mid-teens EPS growth exceeding 2024 Investor Day Targets**
Diluted Shares Outstanding	~37.9	~37.9		▪ Benefit of $250M in total repurchases in 2024 ▪ Min. $60M share repurchase in 2025, plus opportunistic purchases early in Q2
Free Cash Flow	**$485 - $505**	**$495 - $515**	***2 - 7%***	**Continued Strong Free Cash Flow generation, incl. Higher Growth CapEx**
FCF Conversion	>105%	>105%		▪ Continued solid FCF conversion in-line with Investor Day target
Capital Expenditures	$75 - $85	$75 - $85		▪ Exceeding ~2% of Sales (LT target) to fuel growth investments in 2025
Depreciation & Amortization	$115 - $120	$115 - $120		▪ Primarily Ultra acquisition impact, excludes first year intangible amortization

Note: FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.

CURTISS-WRIGHT
Q1 2025 Earnings Presentation 7

Q1 2025 Earnings Presentation BUILDING ON OUR STRONG FOUNDATION TO ENABLE LONG-TERM SUSTAINABLE GROWTH ▪ Raised FY2025 Outlook after Strong Q1 Execution – Accelerating Pace of Operating Margin expansion, up 80 - 100 bps YOY; Ongoing operational and commercial excellence initiatives – Mitigation plans in place to broadly offset exposure to global tariffs – Planned restructuring actions now expected to yield $12M in annualized savings in 2025 (prev. $10M) – Increasing R&D investments to drive long-term organic growth ▪ Strong Balance Sheet & Record FCF Generation Enables Disciplined Capital Allocation Strategy – Maintain significant financial flexibility for acquisitions and continued share repurchase ▪ Well-positioned to Capture Medium-term and Long-term Secular Growth Trends Across End Markets – Aerospace & Defense: • Growing U.S. and allied funding to support defense modernization and next-generation requirements • Strong DoD support for shipbuilding; Global security concerns driving increased demand for MOSA electronics • Developed critical technology supporting new 25-hour safety mandate for longer recording capability in Commercial Aerospace – Commercial Nuclear: • Supporting energy independence and decarbonization efforts globally; Nuclear power capacity to grow 2-3x by 2050 • CW well aligned globally to support entire lifecycle from new build to aftermarket; Continues to offer upside optionality 8

Investor Day 2024 APPENDIX 9

Q1 2025 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions,specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; (ii) costs associated with the Company's 2024 Restructuring Program; and (iii) the sale or divestiture of a business or product line, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 Restructuring Program, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings. 10

FIRST QUARTER 2025: END MARKET SALES GROWTH

($ in millions)	Q1'25	Q1'24	Change	Key Drivers
Aerospace Defense	**$152**	**$132**	15%	▪ Strong growth in embedded computing equipment sales on various helicopter programs ▪ Higher sales of actuation equipment on fighter jet programs ▪ Partially offset by timing of international sales of arresting systems equipment
Ground Defense	**$97**	**$91**	7%	▪ Higher sales supporting U.S. ground vehicle modernization
Naval Defense	**$221**	**$178**	24%	▪ Higher demand and timing of revenues on across submarine and aircraft carrier programs
Commercial Aerospace	**$93**	**$90**	3%	▪ Higher OEM sales of sensors products and surface treatment services on narrowbody and widebody platforms
Total A&D Markets	**$563**	**$490**	**15%**	
Power & Process	**$143**	**$124**	15%	▪ Higher organic sales of commercial nuclear products supporting the maintenance of existing operating reactors and the development of next-generation advanced reactors ▪ Contribution from acquisitions to our commercial nuclear and process markets
General Industrial	**$100**	**$99**	1%	▪ Higher sales of industrial automation equipment mainly offset by reduced sales of industrial vehicle products serving on- and off-highway vehicle platforms
Total Commercial Markets	**$243**	**$223**	**9%**	
Total Curtiss-Wright	**$806**	**$713**	**13%**	

Note: Amounts may not add down due to rounding.

CURTISS-WRIGHT
Q1 2025 Earnings Presentation 11

Q1 2025 Earnings Presentation 69% $2.34B 31% $1.05B Industrial Vehicles Tactical battlefield communications Principally Repair and Overhaul Aerospace & Defense Markets Commercial Markets 26% 13% 19% 11% ~90% ~10% Embedded computing, sensors, actuation, arresting systems 60% Narrowbody / 40% Widebody Linked to Boeing/Airbus production Aerospace OEM Total 2025 CW End Markets $3.365 - 3.415B General IndustrialNaval Commercial Aerospace Power & Process Pumps / Valves / Steam Turbines (Nuclear naval propulsion) Ground AM ~35% 19% 12% ~60% Severe-service valves and subsea pump applications ~65% Electromechanical actuation and Surface Treatment Services Aftermarket (Operating Reactors) & New Build (AP1000, SMRs) On/Off-Highway Commercial and Specialty Vehicles Commercial Nuclear Process Industrial Automation and Services ~40% 2025E END MARKET SALES WATERFALL (as of May 7, 2025) FY’25 Guidance: Overall UP 8 - 9% (5 - 7% Org.) A&D Markets UP 7 - 9% Comm’l Markets UP 9 - 11% Note: Amounts shown for % of Total Sales may not add due to rounding. § Power & Process market sales concentrated in Naval & Power segment § General Industrial sales concentrated in Aerospace & Industrial segment 12 Commercial Nuclear 90% Domestic & Int’l Aftermarket 10% New Build Gen III / Gen IV (Advanced SMRs)